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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 3, 2004


                         KERYX BIOPHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    000-30929                 13-4087132
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 3, 2004, Keryx Biopharmaceuticals, Inc. ("Keryx") issued a press release announcing results of operations for the second quarter ended June 30, 2004. Keryx also announced that it would host a conference call on August
5, 2004, for investors where Keryx will discuss its results of operations and financial results, as well as the clinical programs for certain of its drug candidates. A copy of such press release is being furnished as Exhibit 99.1 to this report.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KERYX BIOPHARMACEUTICALS, INC.
                                               (Registrant)

Date:  August 3, 2004

                                               By: /s/ Ron Bentsur
                                                   --------------------------
                                                   Ron Bentsur
                                                   Vice President Finance and
                                                   Investor Relations
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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER            DESCRIPTION
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         99.1              Press Release dated August 3, 2004.